UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

AVROBIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Technology Square
Sixth Floor
Cambridge, MA 02139
(Address of principal executive offices, including zip code)

(617) 914-8420
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVRO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On June 9, 2023, upon the closing of the Asset Sale (as defined below), all outstanding amounts due and owed, including principal, interest, and other charges, under the Loan and Security Agreement (the "Term Loan Facility"), dated as of November 2, 2021, by and among AVROBIO, Inc. (the “Company”), Silicon Valley Bank, a division of First-Citizens Bank & Trust and the other parties thereto, were repaid in full and the Term Loan Facility was terminated.

Upon repayment, the obligations of the Company under the Term Loan Facility were satisfied in full, the Term Loan Facility and all related loan documents were terminated and all liens and security interests granted thereunder were released and terminated (excluding certain indemnification obligations that expressly survive termination of the Term Loan Facility).

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2023, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Novartis Pharma AG and Novartis Pharmaceuticals Corporation (collectively, the “Purchaser”) on May 19, 2023 (the transactions contemplated by the Asset Purchase Agreement, the “Asset Sale”). On June 9, 2023, the Company completed the Asset Sale.

A copy of the unaudited pro forma financial statements of the Company, giving effect to the Asset Sale, are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Interim Chief Executive Officer

On June 9, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of AVROBIO, Inc. (the “Company”) approved adjusted terms of compensation for Erik Ostrowski, the Company’s President, Interim Chief Executive Officer, Chief Financial Officer and Treasurer, in consideration of his service in such role. Effective July 1, 2023, (i) Mr. Ostrowski’s base salary shall be adjusted to be $535,000 and (ii) Mr. Ostrowski’s 2023 target bonus, commencing on July 1, 2023, shall be increased to 55% (which shall be applied against the base salary in effect for such period).  For the six month period ending June 30, 2023, Mr. Ostrowski’s 2023 target bonus shall remain at 40% (to be applied against the base salary in effect for such period).

Additionally, pursuant to the Company’s 2018 Stock Option and Incentive Plan, as amended, the Compensation Committee granted Mr. Ostrowski 70,000 restricted stock units (“RSUs”). The RSUs shall vest over four years, with 25% vesting annually on July 1 of each following year, subject to continued employment through the applicable vesting date.

Retention Bonuses

Also on June 9, 2023, the Compensation Committee approved cash retention bonuses (the “Retention Bonuses”) for each of Mr. Ostrowski and Azadeh Golipour, the Company’s Chief Technology Officer, (each, an “Executive”). The Retention Bonuses will be payable to each Executive, in each case subject to such Executive continuing to be employed by the Company as of December 31, 2023 (the “Effective Date”). The amount of the Retention Bonuses payable to each Executive shall be equal to (i) 125% of each Executive’s base salary for calendar year 2023 as in effect on June 9, 2023 (except that, in the case of Mr. Ostrowski, such calculation shall be based on his base salary in effect as of July 1, 2023), plus (ii) 125% of each Executive’s target 2023 annual bonus as in effect on June 9, 2023 (except that, in the case of Mr. Ostrowski, such calculation shall be based on his target 2023 annual bonus in effect for the six month period commencing July 1, 2023), in each case pro-rated for the period of time from June 9, 2023 to the Effective Date.  If the Company undergoes a Change in Control, the Company terminates the Executive without Cause or the Executive terminates his or her employment for Good Reason (each term as defined in each Executive’s respective employment agreement with the Company), the applicable Retention Bonuses shall be payable in full immediately prior to the consummation of such Change in Control or termination.

Item 7.01	Regulation FD Disclosure.

On June 12, 2023, the Company issued a press release titled “AVROBIO Completes Sale of Cystinosis Gene Therapy Program for $87.5 Million.” A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2023 and the year ended December 31, 2022 and the notes related thereto, in each case giving effect to the Asset Sale, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits

99.1
Unaudited pro forma condensed combined financial information of AVROBIO, Inc. (giving effect to the Asset Sale) as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 and the notes related thereto.

99.2	Press Release issued by AVROBIO, Inc., dated June 12, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVROBIO, INC.

Date: June 12, 2023	By:	/s/ Erik Ostrowski
Erik Ostrowski
President, Interim Chief Executive Officer, Chief Financial Officer and Treasurer